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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of National Service Industries, Inc. (the "Corporation") for the period ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Chief Executive Officer of the Corporation, certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Brock A. Hattox
-------------------------------------
Brock A. Hattox
President and Chief Executive Officer
April 10, 2003

A signed original of this written statement required by Section 906 has been provided to National Service Industries, Inc. and will be retained by National Service Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.